UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 3, 2012

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

TGC Industries, Inc. (“TGC”) expects to make a presentation concerning its business to potential investors on December 3, 2012.  The materials to be utilized during the presentation are attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of TGC, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                         Exhibits

99.1                        Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: December 3, 2012	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials.